                                                                   EXHIBIT 10.32


                                LEASE AGREEMENT
                                ---------------


            STATIONERS ANTELOPE JOINT VENTURE, A CALIFORNIA GENERAL
            -------------------------------------------------------

                 PARTNERSHIP, AVP TRUST, ADON V. PANATTONI AND
                 ---------------------------------------------

                             YOLANDA M. PANATTONI
                             --------------------


                                      AND
                                      ---


             UNITED STATIONERS SUPPLY CO., AN ILLINOIS CORPORATION
             -----------------------------------------------------

                                LEASE AGREEMENT
                                ---------------

THIS LEASE AGREEMENT (the "Lease") effective this  January 12, 1993, by and
                                                  -----------------
between STATIONERS ANTELOPE JOINT VENTURE, A CALIFORNIA GENERAL PARTNERSHIP, AVP TRUST, ADON V. PANATTONI and YOLANDA M. PANATTONI, (the "Landlord") and, UNITED STATIONERS SUPPLY CO., a corporation organized under the laws of the State of Illinois (the "Tenant");

                                   RECITALS
                                   --------

WHEREAS on the 6th day of March, 1990, the Landlord entered into a Lease Agreement with Stationers Distributing Company, Inc., a Delaware corporation (the "Prior Lease") for the Premises described on Exhibit A attached hereto and made a part hereof; and

WHEREAS on the 24th day of June, 1992, Stationers Distributing Company, Inc. was merged with and into Tenant; and

WHEREAS by virtue of the merger, the Tenant has assumed all liabilities and responsibilities with reference to the Prior Lease; and

WHEREAS the Landlord and Tenant now desire to enter into a new Lease Agreement (the "Lease") which would replace the Prior Lease hereinabove referred to; and

WHEREAS the Tenant shall occupy the premises described in the Prior Lease between Landlord and Stationers Distributing Company, Inc., and additionally will lease approximately 72,000 square feet to be constructed by Landlord;

NOW THEREFORE Landlord and Tenant agree to the following terms, covenants and conditions:

                ASSUMPTION OF THE MARCH 6, 1990 LEASE BY TENANT

Tenant does hereby agree to accept, assume and fulfill all the obligations set forth for Tenant under the Prior Lease. The Prior Lease is attached hereto, marked Exhibit "A-1" and made a part hereof by reference. Landlord has agreed to recognize United Stationers Supply Co. as Tenant under said Prior Lease. Tenant hereby represents that is has no claims or offsets against Landlord for any of the obligations of Landlord set forth in said Prior Agreement as of the mutual execution of this Lease. On the Commencement Date of the Lease, the Prior Lease shall terminate and be removed as an Exhibit and Exhibit "A-1" shall be physically removed as an Exhibit to this Lease.

                                   SECTION 1
                       CONSTRUCTION OF NEW IMPROVEMENTS

     1.1  General.  Landlord and Tenant agree that Landlord shall construct an
          -------
additional approximate 72,000 square feet as more fully described and as set forth in Exhibit "B" (which shall include a Tenant Building Specification Sheet, Tenant approved drawings, plans and specifications, attached hereto and made a part hereof by reference. Upon completion of the new construction and upon the issuance of a Permanent Certificate of Occupancy therefor, or a Temporary Certificate to be followed by a Permanent Certificate, the premises described in Exhibit "A" and the premises shown on Exhibit "B" shall be deemed one premises and shall thereafter be subject to performance of the terms, covenants and conditions set forth in this Lease beginning with Section 1 through Section 26. Tenant recognizes and acknowledges that Landlord will expend substantial amounts of money, time and effort in the construction of new improvements as contemplated hereunder, and both Landlord and Tenant hereby affirm the binding effect of this Lease upon the mutual execution hereof, and limited only by any rights of termination as may be set forth herein. Upon execution hereof, Landlord will commence the following improvements at Landlord's sole cost and expense, all of which shall be completed as soon as practicable but in no event, later than August 15, 1993. Preliminary drawings, plans and specifications have been initialed and approved by both Landlord and Tenant. The legal description of the Parcel upon which the Premises is located is depicted on Exhibit "C", attached hereto and made a part hereof by reference.

     1.2  Plans and Specifications; Binding Effect of Prior Lease.  Landlord
          -------------------------------------------------------
agrees that it will, after execution of this Lease Agreement in accordance with plans and specifications for the 72,000 square feet addition in accordance with Exhibit "B", initialed by the parties contemporaneously with the execution of this Lease Agreement, prepare and provide, within thirty (30) days of the date hereof and at its sole cost and expense, final plans and specifications which must be approved in writing by Tenant before Tenant becomes obligated under the terms and provisions of this Lease. If Tenant does not approve the final plans and specifications, or if Landlord fails to provide Tenant with such final plans and specifications, Tenant may terminate this Lease. Any termination of this Lease by Tenant prior to the Commencement Date shall not affect its duties and obligations under the Prior Lease which Tenant has assumed. Once the final plans and specifications have been approved by the Tenant, the Landlord shall commence any demolition and removal, if any is required, and diligently proceed (but in no event later than sixty [60] days after such approval of the final plans and specifications, provided however that if a delay beyond sixty [60] days is caused by a delay in the issuance of any necessary permit or license required for demolition or construction, Landlord shall have one hundred twenty [120] days to proceed) at its expense with the construction of the improvements as required in the approved plans and specifications and diligently prosecute the work to completion. The work required by the final plans and specifications shall hereinafter be referred to as the "Improvements". True and correct copies of the initially approved plans and specifications are attached hereto, marked Exhibit "B", and are incorporated herein by reference. In the event that the drawings, plans and specifications so approved are so voluminous as to make it impracticable to attach copies to the Lease, the Landlord and Tenant may agree to attach, in place of such drawings, plans and specifications, a statement signed by both indicating the location and custody of the original drawings, plans and specifications and an agreement that such will remain as Exhibits to the Lease even though not attached hereto.

     1.3  Construction.  Landlord shall cause the construction work for which it
          ------------
is responsible hereunder to be performed in a good and workmanlike manner without unreasonably interfering with Tenant's occupancy and use of the Premises covered by the Prior Lease. Landlord represents the improvements will be substantially complete on or before June 15, 1993, unless delays are caused by events or occurrences beyond the control of Landlord, as more particularly described in Section 20.

     1.4  Completion.  The work shall be deemed completed when all work
          ----------
specified on the plans and specifications has been completed, except for "punch-list" items and such other items as will not substantially interfere with Tenant's beneficial use and occupancy thereof and a temporary or permanent Certificate of Occupancy has been issued for the building or the portion thereof to be occupied by Tenant. If, however, the issuance of such Certificate of Occupancy is delayed by reason of Tenant's work, installation of Tenant's equipment, or Tenant's application for use permits or licenses or other governmental inspections or requirements occasioned by Tenant's use of the Premises, the term of this Lease shall coincide with the completion of Landlord's work, as aforesaid, and the Certificate of Occupancy shall be obtained thereafter upon completion of Tenant's work.

     1.5  Tenant's Work.  Tenant, at it's own cost and subject to all the terms
          -------------
of this Lease, may perform work in the building concurrently with Landlord's work, to fit the building for Tenant's occupancy, provided such work does not interfere with Landlord's contractor or, if no labor discord would be caused thereby, through Tenant's own contractor and/or employees.

     1.6  Possession.  If Landlord shall fail to substantially complete the
          ----------
construction of the Improvements by June 15, 1993, Landlord shall be in default hereunder unless the Improvements shall not have been substantially complete on or before such date because of any delay due to the enumerated contingencies in
Section 20. If Landlord shall fail to substantially complete the construction of the Improvements by such date plus any additional time due to an enumerated contingency, or in any event by August 15, 1993, Tenant may terminate this Lease by giving Landlord written notice of its intention to do so, and Landlord and Tenant shall thereupon be relieved of all liability hereunder.

     1.7  Modifications.  If in connection with obtaining construction and/or
          -------------
permanent financing for this project, a bank, insurance company, pension trust or other institutional lender shall request reasonable modifications in this Lease Agreement as a condition of such financing, Landlord and Tenant will not unreasonably withhold, delay or condition their consent thereto, provided that such modifications do not increase the obligations of either party hereunder or materially adversely affect the respective interests of either party.

     1.8  Warranties.  Landlord shall obtain and assign to Tenant warranties
          ----------
from Landlord's general contractor respecting the construction of the Improvements on the 72,000 square feet addition which shall warrant such improvements to be free of defects in material and workmanship for a one (1) year period from the Commencement Date.

     1.9  Objections.  Landlord shall notify Tenant in writing as soon as
          ----------
Landlord deems said Improvements to be substantially completed. In the event that said Improvements have not in fact been substantially completed as aforesaid, Tenant shall notify Landlord in writing of its objections. Landlord shall have a reasonable time (but not less than ten (10) days) after delivery of such notice in which to commence corrective action as may be necessary, and shall notify Tenant in writing as soon as it deems such corrective action has been completed so that said Improvements are substantially completed. Landlord shall diligently pursue such corrective action to completion.

                                   SECTION 2
                                   PREMISES

     2.1  Leasehold.  Landlord hereby leases unto Tenant and Tenant hereby
          ---------
leases from Landlord, subject to the terms of this Lease, the real property located at the corner of Roseville Road and B Way, Sacramento County, California, more particularly described in Exhibit "A" attached hereto and made a part hereof together with all improvements, easements, rights and appurtenances in connection therewith and all improvements now or hereafter located thereon. The premises described on Exhibit "A" is made up of the premises under the Prior Lease, as described in Exhibit "A-1" to the Prior Lease and the 72,000 square foot addition described on Exhibit "B" to this Lease. The real property and the structures existing and contemplated thereon are collectively referred to herein as the "Premises". Upon the completion of the construction described in Section 1, and the issuance of a permanent Certificate of Occupancy therefor, or a temporary Certificate of Occupancy to be followed by a permanent Certificate of Occupancy, this Lease shall commence (the "Commencement Date"). On the Commencement Date of this Lease, the Prior Lease shall be deemed canceled, terminated and of no further force and effect, and the rights and liabilities of Landlord and Tenant with reference to the Premises shall be limited, controlled and governed solely by this Lease Agreement.

     2.2  Representation and Warranties of Landlord.  In order to induce
          -----------------------------------------
 Tenant to enter into this Lease Agreement, Landlord represents and warrants to Tenant currently and as of the Commencement Date; that:

     (a) Landlord is fully authorized to lease the Premises and has or will have good and marketable title to the Premises subject to existing easements and rights-of-way of record.

     (b) The location and construction (including the buildings, improvements, fixtures and equipment installed by Landlord) do not violate any applicable law, statute, ordinance, rule, regulation, order or determination of any governmental authority or any board of fire underwriters (or other body exercising similar functions), or any restrictive covenants or deed restrictions (recorded or otherwise) affecting the subject property, including without limitation all applicable zoning ordinances and building codes, flood disaster laws and health and environmental laws and regulations (hereinafter sometimes collectively called "Applicable Laws"). Notwithstanding the above, Landlord makes no representations or warranties concerning the nature of Tenant's business activities or Tenant's uses of the building and whether said business or use conforms to existing law. As to Tenant's business and uses, Tenant shall bear the sole responsibility for determining compliance with existing law, except that Landlord represents and warrants that the Tenant's proposed use as an office and warehouse is permitted use under the Applicable Laws relating to the Property.

     (c) Except for violations caused by the Tenant, or Tenant's predecessor in interest under the Prior Lease, the Premises, at Tenant's occupancy date, shall not be in violation of any Applicable Laws pertaining to health or the environment (hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), the Resource Conservation and Recovery Act of 1976 ("RCRA"), any California laws and regulations regulating water and the maintenance or disposal of solid waste, and this representation and warranty would continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Premises;

     (d) To the best of Landlord's knowledge, there is no pending or threatened condemnation or similar proceeding or assessment affecting the Premises or any part thereof, nor to the best knowledge and belief of Landlord is any such proceeding or assessment contemplated by any governmental authority;

     (e) The appearance of the Premises as revealed by a normal inspection of same accurately reflects its present condition and general state of repair;

     (f) There are no unpaid charges, costs, or expenses for improvements in, on, or upon the Premises which might form the basis for affixation of any type of mechanic's, materialman's, laborer's, artisan's, or other statutory lien; and

     (g) Except as hereinafter provided, there are no actions, suits, or proceedings pending, or to the knowledge of Landlord, threatened against or affecting the Premises or any portion thereof or relating to the ownership thereof, before any court or before or by any federal, state, county, or municipal department, commission, board, bureau, agency, or other governmental instrumentality.

     (h) The Premises and Building will be built and constructed in a good and workmanlike manner, free from defects. Landlord specifically warrants the structural soundness of the Premises and Building to be free from defects. The Landlord further warrants and represents that all plumbing and electrical improvements will be constructed in a good and workmanlike manner free from defects in accordance with the plans and specifications described in Section
1.1. Landlord makes this warranty which shall endure for a period of one (1) year from the Commencement Date and shall only apply to the construction of the 72,000 square feet addition.

     (i) However, recognizing that Tenant, and Tenant's predecessor in interest, have had exclusive possession of the Premises since November 19, 1990,
                                                              -----------------
the representations and warranties of Landlord set forth herein do not extend to any matter, event or occurrence caused by Tenant, or Tenant's predecessor in interest.

     (j) Landlord has taken all steps necessary to determine and has determined that no Hazardous Materials or solid wastes have been disposed of or otherwise released on, in or to the Premises, as of the Commencement Date of the Prior Lease, but makes no representation or warranty with reference to Hazardous Materials after the Commencement Date of the Prior Lease.

     2.3  Tenant's Environmental Compliance.
          ---------------------------------

     (a) Tenant shall bear any liability and be required to process at its own cost, any use license, permit, toxic waste management plan or other governmental permission or review required by any rule, regulation or law relative to Tenant's use or occupancy of the Premises. The effective date for performance of this Lease by Tenant shall not be changed, extended or delayed for failure of Tenant to obtain said license or permit.

     (b) Reporting Requirements. Tenant or any occupant, sublessee or assignee (collectively "User"), shall be required to report to the City or County Division of Environmental Health or other applicable governmental agency, all hazardous and extremely hazardous materials handled, stored, used, generated or manufactured on the Premises as required by the California Health and Safety Code, and all other Federal, State and local statutes and regulations. Any such User shall be required to clean up and abate any environmental pollution and/or contamination resulting from the User's use, generation, storage, manufacture, handling, spillage, of hazardous and/or extremely hazardous materials upon the Premises. Tenant shall be required to adhere to all Federal and State statutes, laws, rules, regulations and orders regulating the presence, use, storage and disposal of toxic or hazardous materials.

     (c) Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord (which Landlord shall not unreasonably withhold as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws relating to any such Hazardous Material so brought upon or used or kept in or about the Premises). Landlord hereby consents to Tenant bringing upon, storing and/or using in or about the Premises, all products carried from time to time in its catalog and/or offered generally for sale to its customers, however Tenant shall be solely responsible for product compliance with all Applicable Laws. If Tenant breaches the obligations stated in this paragraph, then Tenant shall indemnify, defend and hold Landlord Harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises, damages for the loss or restriction on use of rentable or useable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of the Premises, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the lease term as a result of such contamination. The indemnification set forth herein shall run to the benefit of any bank or other lender to which Landlord or Landlord's successors and assigns may grant a security interest in the Premises and/or the Premises. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local government agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises caused or permitted by Tenant. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises caused or permitted by Tenant results in contamination of the Premises, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises to the condition existing prior its introduction of any such Hazardous Material to the Premises; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld as long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises.

     As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to Section 25140 of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law); (ii) defined as a "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act); (iii) defined as a "hazardous material," "hazardous substance" or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory); (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances); (v) petroleum; (vi) asbestos; (vii) listed under
Article 9 or deemed as hazardous or extremely hazardous pursuant to Article II or Title 22 of the California Administrative Code, Division 4, Chapter 20;
(viii) designated as a "hazardous substance" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et. seq. (42 U.S.C. Section 6903); (ix) defined as "hazardous substance" pursuant to
Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. (42 U.S.C. Section 9601); or (x) any substance requiring remediation under any federal, state, municipal or other governmental statute, ordinance, rule, regulation or policy.

     2.4  Parties' Rights and Obligations.  Anything to the contrary
          -------------------------------
notwithstanding, in the event any environmental hazard is discovered on or about the Premises that relates to any violation or obligation under any Applicable Environmental Laws, and it is the direct result of Landlord's activities on the Premises, or preexisted the Commencement Date (unless caused or permitted by
                        ----------------------------------------------------
Tenant or Tenant's predecessor-in-interest), then Landlord shall, within twenty
- -------------------------------------------
(20) days of written request from Tenant, undertake to remedy said violation of Applicable Environmental Law, provided, however, such violation or obligation is not a direct result of the Tenant's release or storage of a Hazardous Material in or about the Premises. The obligation of Tenant to pay rent shall not abate during the remedy period unless Tenant is unable to use the Premises as intended or if the use thereof may constitute a health risk or hazard to Tenant or Tenant's agents, employees and invitees. It is the Parties' intent that any violation or obligation so imposed that is a result of the construction of the Building, the construction of any improvements on or about the Premises by Landlord, its predecessors in interest or by other tenants or other parties in possession, or the use of the Building and/or Premises by parties other than the Tenant or Tenant's predecessor-in-interest, shall not be deemed to be a direct result of Tenant's release or storage of any Hazardous Material. The term Tenant, for the purpose of this paragraph, shall include Tenant's invitees, licensees, permitted users, subtenants or predecessors having a leasehold interest in all or part of the Premises. Should Landlord decline in writing to remedy said violation, or should said violation not be remedied within 120 days of said notice to Landlord, the Tenant may, upon twenty (20) days written notice, terminate this Lease.

                                   SECTION 3
                                     TERM

     3.1  Commencement.  The term of this Lease shall commence on the
          ------------
Commencement Date as defined in paragraph 2.1. In no event, shall the obligation of Tenant to begin paying rent accrue prior to the Commencement Date, unless Tenant takes full possession of the Premises under a legal occupancy permit prior to such Commencement Date, in which case Tenant shall pay rent from the actual occupancy date according to the schedule contained in Section 4.1 (Monthly Rent), 4.2 (Additional Rent), 4.3 (Partial Month) and 4.4 (Interest on
 ------------        ---------------        -------------           -----------
Late Payments).
- -------------

     3.2  Term.  The term of this Lease shall continue for One Hundred Eighty
          ----
(180) full months from the Commencement Date, as specified in Section 3.1.

                                   SECTION 4
                                     RENT

     4.1 Monthly Rent.  The consideration for the one hundred eighty (180)
         ------------                             ------------------------
full months of this Lease (exclusive of Additional Rent, as herein set forth, and exclusive of Base Monthly Rent for the first partial calendar month, if any, following the Commencement Date) shall be based on the following Rent formulas and computation:

     The Base Monthly Rent herein is calculated by adding two separate rent rates described as follows: (a) the first rate encompasses 195,284 square feet (the square footage constructed pursuant to the Prior Lease or March 6, 1990) (Exhibit A) and described in Section 4.1(a), and (b) the second rate encompasses approximately 72,000 square feet as more fully described in Section 1 of this Lease (construction of new improvements) and Exhibit "B" and described in
Section 4.1(b).

         MONTHS            NUMBER OF SQ. FEET           BASE MONTHLY RENT
         ------            ------------------           -----------------
4.1(a):  1-30                    195,284                       $65,329.44

     The Base Monthly Rent set forth above shall be adjusted at the end of each thirty (30) month period by adding to said Base Monthly Rent an amount equal to ninety-five percent (95%) of the increases over the prior thirty (30) month period in an average of the Consumer Price Index for (1) all Urban Consumers, All Items (San Francisco-Oakland-San Jose Metropolitan Area), and (2) the National United States City Average, 1982-84=100, as published by the United States Department of Labor, Bureau of Labor Statistics ("CPI"). Any increase in Monthly Base Rent caused by increases in CPI shall not result in a Base Monthly Rent greater than one hundred twelve percent (112%) of $65,329.44; plus

4.1(b):    1-30                         72,000                       $15,480.00

     In the event that the new improvements described in Section 1 of this Lease result in square footage greater than or less than 72,000 square feet, the Lease shall be amended to reflect the change in square footage and the resulting change in Monthly Base Rent. The Monthly Base Rent for the 72,000 square feet is calculated on twenty-one and one-half cents (.215) per square foot per month.

     Tenant agrees to pay to Landlord on the Commencement Date and thereafter on the first (1st) day of every calendar month thereafter for the first full one hundred eighty (180) months of the term of this Lease, in lawful money of the United States of America, without notice or demand, the amounts described and calculated immediately above in this Section 4.1.

The Base Monthly Rent for the entire Premises shall be the sum of the two Base Monthly Rent figures above set forth. The Base Monthly Rent for months 31 through 180 shall be adjusted every thirty (30) months from the Commencement Date, based on 95% of the increases in an average of the Consumer Price Index for (1) all Urban Consumers, All Items (San Francisco-Oakland-San Jose Metropolitan Area), and (2) the National United States City average, 1982-81=100, as published by the United States Department of Labor, Bureau of Labor Statistics. Notwithstanding anything to the contrary in the preceding sentence, the rent after adjustment shall not be greater than 112.0 percent (112.0%) of the rent for the preceding thirty (30) month period.

     4.2  Additional Rent.  Tenant shall also be obligated to pay directly
          ---------------
as "Additional Rent" hereunder all "Property Taxes" and "All-risk Insurance" (as such terms are hereinafter defined) with respect to each calendar year of the Lease Term:

     (i)  Property Taxes:

          (a) The term "Property Taxes" for the purposes of this Lease means all general and special ad valorem real estate taxes, all special assessments for local improvements, and all other similar general and special ordinary and extraordinary, governmental charges assessed, levied, charged, or imposed upon the

Premises or Building during the term of the Lease, or any holdover or renewal period, by any political or governmental body, or subdivision thereof, having jurisdiction over the Premises or Building; excluding, however, franchise, estate, inheritance, succession, capital levy, transfer, income, employment, head or excess profits tax imposed upon Landlord. In the event that any political body, or sub-division thereof, or any governmental authority having jurisdiction over the Premises or Building imposes a tax, assessment, or charge that is calculated by a method that values the rents payable by Tenant to Landlord, by way of substitution for the taxes and assessments levied against the Premises or Building, such tax, assessment, or charge may be deemed to constitute a Property Tax for purposes of this Lease. Landlord shall not initiate any procedure for placement of improvement bonds upon the Premises.

          (b) Tenant shall pay directly to the appropriate taxing authority, before the same become delinquent, all Property Taxes levied or assessed against the Premises or Building during the Lease term.

     (ii)  All Risk Insurance.  Tenant shall maintain standard "all-risk"
           ------------------
insurance, acceptable in the State of California, insuring the full value of the Building, excluding cost of land, foundation, and footings (the "All-risk Insurance"), as set forth in Section 8.5

     With reference to the 72,000 square feet addition referred to in Section 1 above, Landlord and Tenant shall cause an inspection of the Premises to be made simultaneously with the Commencement Date at a mutually agreeable time by their respective representatives to determine and record the condition of the Premises. These representatives shall prepare and sign a statement indicating any defects, damage or deterioration existing at the time of the inspections. Tenant shall not be responsible to return any item on said statement to Landlord in a condition better than its condition on the date of the inspection indicated on said statement. However, Landlord specifically agrees to promptly undertake appropriate repairs to the Building heating, ventilation, air conditioning system (HVAC), the electrical system and wiring (including computer requirements), roof, doors, docks doors, floor, security system (including security lighting), interior lighting and sprinklers upon execution of this Lease Agreement.

     4.3  Partial Month.  If the term shall commence upon a day other than
          -------------
the first (1st) day of a calendar month, or shall end upon a day other than the last day of the calendar month, then Tenant shall pay upon such Commencement Date and on the first (1st) day of the last calendar month, one-thirtieth (1/30th) of the Base Monthly Rent as set forth in Section 4.1 hereof, if any, for each day of such fractional calendar month.

     4.4  Interest on Late Payments.  In the event that Tenant fails to pay any
          -------------------------
installment of Base Monthly Rent or Additional Rent when such installment is due, the total amount then due shall bear interest at the rate of twelve percent (12%) per annum until paid after Landlord has given Tenant twenty (20) days written notice of its obligation and/or delinquency, provided however, that if Landlord has given such notice twice during any consecutive twelve (12) month period, then Tenant shall pay such interest hereunder agreed to without the requirement of written notice.

                                   SECTION 5
                                      USE

     5.1   Prescribed Use.  Tenant shall use the Premises for offices and
           --------------
warehouse and reasonably related activities.

     5.2  Nuisance.  Neither Landlord nor Tenant shall commit, or suffer to be
          --------
committed, upon the Premises, any nuisance or thing which may disturb the quiet enjoyment of Tenant or any other lessee or any person or business within a reasonable distance from the Premises.

     5.3  Compliance with Laws.  Landlord and Tenant shall comply with all laws
          --------------------
ordinances, orders, rules and regulations promulgated by all federal, state, county, municipal bodies and agencies having jurisdiction, which laws, ordinances, orders, rules and regulations relate to the business of Landlord and Tenant.

     5.4  Dangerous Goods and Activities.  Tenant hereby agrees not to engage in
          ------------------------------
any activity or store upon the Premises such goods or equipment which would render the insurance described in Section 4.2 (ii) hereof void.

                                   SECTION 6
                                   UTILITIES

     Tenant shall be responsible for and promptly pay all charges incurred for all utility services to the Premises, including, but not limited to water, natural gas, sanitary sewer, electricity and telephone. Tenant shall also provide all replacement light bulbs and tubes after the Commencement Date of this Lease.

                                   SECTION 7
                                  MAINTENANCE

     7.1   Landlord's Obligations.  Landlord shall, at its sole expense,
           ----------------------
maintain the structural soundness of the roof, roof trusses and structure of the exterior walls and of the foundation, downspouts and roof gutters attached to exterior Premises (other than for damages caused by Tenant's operation), concealed plumbing, electrical and other repairs due to defective construction, installation or design, reasonable wear and tear and events covered by the destruction provisions hereof excepted. The phrase "exterior walls" shall not include windows or glass or plate glass, doors, window mullions or gaskets or signs. Landlord shall also remedy or remove any inherent safety problems or risks that may arise or exist because of hazardous or toxic materials used in Building or construction of the Building or improvements. The phrase "reasonable wear and tear" shall include minor cracking in the walls or foundation, caused by the elements, or otherwise, which affects neither the structural integrity nor safety of the Premises or the Tenant, its agents, employees and invitees or Tenant's products. Landlord, at its sole expense, shall guarantee and replace as necessary the heating, ventilation and air conditioning systems which were installed at the time of construction of the 72,000 square feet addition referred to in Section 1 for a period of one (1) year from the Commencement Date; any such repair or replacement shall thereafter be the responsibility of Tenant. Provided, however, that Landlord shall not be responsible for the following: (a) damage to the roof, exterior walls, and/or foundation resulting from the negligent act or acts, or omissions of Tenant, or Tenant's employees, contractors, agents, vendors, materialmen, suppliers, customers, invitees or concessionaires; and (b) the upkeep or repair of any air conditioning, heating, ventilation or refrigeration systems used or required for the Premises except as otherwise provided herein.

     7.2  Tenant's Obligations.
          --------------------

     (i) Tenant, at Tenant's sole cost and expense, shall maintain and repair all other parts of the Premises, including but not limited to, the following items: all glass, including windows of glass or glass plate, window mullions and gaskets; interior portion of the doors and attached hardware; special store fronts; interior walls, cabinets, millwork, paneling and other finish work; floor and floor coverings; heating, ventilation, refrigeration and air conditioning systems and related mechanical equipment; dock boards, dock levelers, and/or dock bumpers; overhead truck doors; downspouts of roof gutters attached to exterior of Premises for damage caused by Tenant's operation; plumbing fixtures and above ground, non-concealed plumbing; electrical facilities and electrical fixtures and all other fixtures and trade fixtures except those plumbing and electrical repairs which may be due to defective construction, installation, design or products. Provided, however, Tenant shall incur no liability or expenses relative to reasonably required repair or removal of hazardous substances, if any, in or about the Building except as set forth hereinabove. Tenant shall also be responsible for the cleaning and sweeping of Tenant's parking spaces as designated by Landlord pursuant to the terms of
Section 21. Tenant shall be responsible for the disposal of its trash and will maintain adequate receptacles for such disposal. Replacement and repair parts, materials, and equipment shall be of quality equivalent to those initially installed within the Premises; repair and maintenance work shall be done in accordance with the then existing federal, state and local laws, regulations and

     (ii) Tenant shall maintain all landscaping, exterior lighting, site concrete and paving including driveway and parking area surfaces (subject, however, to the limitations of Section 7.2(i) hereof and to the warranties contained in Section 1.8), and pedestrian walks.

     7.3  Surrender of Possession.  Upon any termination of this Lease, Tenant
          -----------------------
shall surrender the Premises in a condition and repair similar to their original condition, reasonable wear and tear, events of destruction, and modifications, alterations and improvements for office facilities, storage, lighting and sprinklers excepted.

     The term "Original Condition" shall refer to the condition of the 195,284 square feet referred to in Section 3.1 above and Exhibit "A" to this Lease as it existed on November 19, 1990; and shall refer to the condition of the 72,000 square feet addition set forth in Exhibit "B" on the Commencement Date.

                                   SECTION 8
                                   INSURANCE

     8.1  Indemnification of Landlord.  Tenant will indemnify Landlord and save
          ---------------------------
it harmless from and against any and all claims, actions, damages, liability and expense in connection with the loss of life, personal injury, and/or damage to Property arising from or out of (i) any occurrence in, upon or at the Premises caused by the sole or contributory negligence or intentional misconduct of Tenant or its respective agents, customers, invitees, concessionaires, contractors, servants, vendors, materialmen or suppliers, (ii) any occurrence elsewhere on the Premises occasioned wholly or in part by any act or omission caused by Tenant or its agents, customers, invitees, concessionaires, contractors, servants, vendors, materialmen or suppliers, or (iii) any occurrence occasioned by the violation of any law, regulation or ordinance by Tenant or its agents, customers, invitees, concessionaires, contractors, servants, vendors materialmen or suppliers. In case the Landlord shall be made a party to any litigation commenced by or against the Tenant for any of the above reasons, then Tenant shall protect and hold the Landlord harmless and pay all reasonable attorneys' fees paid by the Landlord. It is understood that the provisions of this Section 8.1 shall not be applicable to any such claims, actions, liabilities, or expenses, arising out of any negligent act or omission, or intentional misconduct, of Landlord, its agents, materialmen, vendors or suppliers.

     8.2  Indemnification of Tenant.  Landlord will indemnify Tenant and save it
          -------------------------
harmless from and against any and all claims, actions, damages, liability and expense in connection with the loss of life, personal injury, and/or damage to property arising from or out of (i) any occurrence in, upon or at the Premises caused by the sole or contributory negligence or intentional misconduct of Landlord or its respective agents, customers, invitees, concessionaires, contractors, servants, vendors, materialmen or suppliers, (ii) any occurrence elsewhere on the Premises occasioned wholly or in part by any act or omission caused by Landlord or its agents, customers, invitees, concessionaires, contractors, servants, vendors, materialmen or suppliers, or (iii) any occurrence occasioned by the violation of any law, regulation or ordinance by Landlord or its agents, customers, invitees, concessionaires, contractors, servants, vendors materialmen or suppliers. In case the Tenant shall be made a party to any litigation commenced by or against the Landlord for any of the above reasons, then Landlord shall protect and hold the Tenant harmless and pay all reasonable attorneys' fees paid by the Tenant. It is understood that the provisions of this Section 8.2 shall not be applicable to any such claims, actions, liabilities, or expenses, arising out of any negligent act or omission, or intentional misconduct, of Tenant, its agents, materialmen, vendors or suppliers.

     8.3  Waiver of Subrogation.  Anything in this Lease to the contrary
          ---------------------
notwithstanding, Landlord and Tenant each hereby waives any and all right to recovery, claim, action or cause of action, against the other, its agents, directors, officers or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Building, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which could be insured against under the terms of insurance policies referred to in Section 4.2 (ii) hereof, regardless of cause or origin, including negligence of the other party hereto, its agents, directors, officers or employees, and covenants that no insurer shall hold any right of subrogation against such other party.

     8.4  Public Liability and Property Damage.  Bodily injury liability
          ------------------------------------
insurance and property damage liability insurance will be carried and maintained by Tenant, at Tenant's sole cost and expense, after the date of delivery of the Premises from Landlord to Tenant in the following amounts:

Bodily Injury or Death,
per occurrence:                         $3,000,000

Property Damage:                        Full Replacement Value

Landlord's Rent Loss Coverage:          $1,000,000 (to be increased each
                                        thirty (30) months by the same
                                        percentage as the Base Monthly
                                        Rent by reference to CPI pursuant
                                        to Section 4.1  hereinabove.)

     All such bodily injury liability insurance and property damage liability insurance shall specifically make reference to the indemnity agreement in
Section 8.1 hereof, and Tenant shall add Landlord as an additional insured on each of the policies herein mentioned.

     8.5  Policy Form.  All policies of insurance provided for herein to be
          -----------
carried by Tenant shall be issued by insurance companies certified to do business in the State of California and its insurance regulatory bodies and shall be issued in the names of both Landlord and Tenant. Executed copies of such policies of insurance or certificates thereof shall be delivered to the Landlord within ten (10) days after delivery of possession of the Premises and thereafter within thirty (30) days prior to the expiration of such policy. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by the Tenant in like manner and to like extent. All policies of insurance delivered to Landlord must contain a provision that the company writing said policy will give to the Landlord at least twenty (20) days notice in writing in advance of any cancellation or lapse or the effective date or any reduction in amounts of insurance. All public liability and property damage policies shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may carry, if any. Tenant shall pay all premiums for the insurance policies described in
Section 8.4 within fifteen (15) days after receipt by Tenant of a copy of the premium statement or other evidence of the amount due. All insurance shall be maintained with companies holding a "General Policyholder's Rating of B+ or better, as set forth in the most current issue of "Best's Insurance Guide." Tenant shall be liable for the payment of any deductible amount under Landlord's insurance policies required hereunder; said deductible shall in no event be greater than $100,000.00. Notwithstanding the foregoing, any insurance coverage required to be carried by Tenant hereunder may be carried in whole or in part
(i) under any plan of self-insurance which Tenant may from time-to-time have in force and effect and approved by the Insurance Commissioner and other governmental authorities of the State of California whose approval is legally necessary to operate as a self-insured in said state, so long as Tenant or any assignee of this Lease who is liable hereunder shall have a net worth of $25,000,000.000 or more, subject to Landlord's prior consent which shall not be unreasonably withheld (Landlord shall be a named insured for the purposes of this Lease under any approved program of self-insurance), or (ii) under a "blanket" policy or policies covering other properties of Tenant and its assignee of this Lease. The scope and extent of the insurance protection afforded Landlord pursuant to this article shall not be diminished as a result of any rights of self-insurance as hereinabove provided.

                                   SECTION 9
                           ALTERATIONS AND FIXTURES

     9.1  Prior Consent.  Tenant shall not make any alterations improvements,
          -------------
modifications, or additions to the Premises costing more than $20,000.00, without first having obtained the written consent of Landlord which consent shall not be unreasonably withheld; provided, however, planned modifications and improvements, including minor modification or improvements to the office facilities, the sprinkler and lighting systems and the installation of normal trade fixtures, shelves, machinery, racks, conveyors and apparatus are hereby specifically approved. Tenant shall notify Landlord upon completion of any other alterations, improvements, modifications, or additions and Landlord may inspect same for workmanship and compliance with the approved plans and specifications. Any alterations, improvements, modifications, or fixture which is installed by either Landlord or Tenant on the Premises and which is in any manner attached to the floors, walls, or ceilings shall remain upon the Premises when the Premises are surrendered by Tenant except as described hereinbelow.

     9.2  Trade Fixtures.  Notwithstanding anything in this Section 9 to the
          --------------
contrary, all normal trade fixtures, equipment, shelves, machinery, racks, conveyors, apparatus, signs and furniture installed in the Premises at the cost of Tenant, may be removed by Tenant on or before the termination date of this Lease. Tenant must repair any damage caused by such removal.

     9.3  Mechanics' Lien.  Neither Landlord nor Tenant will create or permit to
          ---------------
be created or to remain any lien (including but not limited to, the liens of mechanics, laborers, artisans, or materialmen for work or materials alleged to be done or furnished in connection with the Premises), encumbrance or other charge upon the Premises or any part thereof, upon Landlord's interest therein, or upon Tenant's leasehold interest; provided that Tenant shall not be required to discharge any such liens, encumbrances or charges as may be placed upon the Premises by the act of Landlord.

                                  SECTION 10
                      GRAPHICS AND ARCHITECTURAL CONTROL

     10.1 Consistent with existing rules, requirements and regulations, Tenant may place reasonable signage on the Building all at Tenant's own cost and expense and Tenant shall remain liable for the upkeep and maintenance thereof.

     10.2 Landlord agrees it will not alter or change the name of the Building, Premises or street address thereof without first obtaining the prior written consent of Tenant or in the alternative, by paying directly all costs, expenses, fees and charges incurred by Tenant due to such change in name or address.

                                  SECTION 11
                           ASSIGNMENT AND SUBLETTING

     In the event Tenant should desire to assign this Lease or sublet the Premises or any part thereof, Tenant shall give Landlord written notice of such desire and Landlord shall then have a period of twenty (20) days following receipt of such notice within which to notify Tenant in writing that Landlord approves of such assignment or subletting. If Landlord should fail to notify Tenant in writing of such approval within the twenty (20) day period, Landlord shall be deemed to have elected not to permit such assignment or subletting. Landlord shall not unreasonably withhold its consent to any such assignment or subletting. No assignment or subletting by Tenant shall relieve Tenant of any obligations under this Lease. In the event that the Landlord approves any such assignment or subletting, such approval is conditional upon the assignee or subtenant assuming in writing all of the terms, covenants, conditions and obligations of Tenant under this Lease.

                                  SECTION 12
                                RIGHT OF ACCESS

     Landlord shall have the right to enter the Premises under ordinary circumstances during normal business hours upon twenty-four (24) hours prior written notice to Tenant, to examine the same and to make such repairs, alterations, improvements, or additions as Landlord may deem necessary or desirable to comply with this Lease. Landlord shall be allowed to take all materials into and upon the Premises that may be required therefore without the same constituting an eviction of Tenant, actual or constructive, and the rent shall in no way abate while such repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant unless such repairs, alterations, improvements or additions restrict or interfere with Tenant's use of a portion of the Building. In that event, the rent shall abate as to that portion of the Building wherein the use thereof is restricted. Landlord shall make reasonable efforts not to interfere with the normal business operations of Tenant. In the event of any emergency, no prior written notice on the part of the Landlord will be required to enter the Building and Premises. During the three (3) months prior to the expiration of the term of this Lease, Landlord may exhibit with twenty-four (24) hour notice the Premises to prospective lessees or purchasers during normal business hours and place upon the Premises the usual notices "For Sale" or "For Rent", and Tenant shall permit the same to remain.

                                  SECTION 13
                                 HOLDING OVER

     Should Tenant remain in possession of the Premises, or any part thereof, after termination of this Lease (whether by the expiration of the term of this Lease or otherwise) without the execution of a new lease by Landlord and Tenant, Tenant, at the option of Landlord, shall become a tenant from month-to-month of the Premises, or part thereof occupied, at one and one-quarter the Base Monthly Rent, under all other terms, conditions, provisions and obligations of this Lease insofar as the same are applicable to a tenancy from month-to-month.

                                  SECTION 14
                             DEFAULTS AND REMEDIES

     14.1  Events of Default by Tenant.  The occurrence of one or more of the
           ---------------------------
following events shall constitute a default pursuant to the terms of this Lease:
(i) the failure of Tenant to comply with or to observe any terms, provisions, or conditions of this Lease performable by and obligatory upon Tenant, within thirty (30) days after written notice by Landlord; (ii) the assignment of this Lease or subleasing of the Premises by Tenant without the prior written approval of Landlord; (iii) the taking of Tenant's leasehold estate by execution or other process of law; (iv) the judicial declaration of Tenant as bankrupt or insolvent according to law or an assignment of a substantial part of Tenant's property for the benefit of creditors; (v) the appointment of a receiver, guardian, conservator, trustee in involuntary bankruptcy or similar officer by a court of competent jurisdiction to take charge of a substantial part of Tenant's property; (vi) the filing of a petition for involuntary or voluntary reorganization or arrangement or bankruptcy of Tenant pursuant to any provision of the Bankruptcy Code without subsequent dismissal thereof within sixty (60) days.

     14.2  Landlord's Remedies.  Upon the occurrence of any event of default
           -------------------
enumerated in Section 14.1 hereof, Landlord shall have the option of (i) terminating this Lease by written notice thereof to Tenant, or (ii) continuing this Lease in full force and effect, or (iii) curing the default of Tenant, or
(iv) pursuing any other remedy to which it may be entitled by law.

     (i) In the event Landlord shall elect to terminate this Lease, upon written notice to Tenant, this Lease shall be ended as to Tenant and all persons holding under Tenant, and all of Tenant's rights shall be forfeited and lapsed, as fully as if this Lease had expired by lapse of time. In such event, Tenant shall be required immediately to vacate the Premises and there shall immediately become due and payable the amount by which (a) the present value (determined using the then current Prime Rate per annum as charged by Irving Bank of New York, New York) of the total rent and other benefits which would have accrued to Landlord under this Lease for the remainder of the Lease term if the terms and provisions of this Lease had been fully complied with by Tenant exceeds (b) the total fair market rent value (determined using the then current Prime Rate per annum as charged by the Irving Bank of New York, New York) of the Premises for the balance of the Lease term (it being the intention of both parties hereto that Landlord shall receive the benefit of its bargain); and the Landlord shall at once have all the rights of re-entry upon the Premises, without becoming liable for damages, or guilty of trespass. In addition to the sum immediately due from Tenant under the foregoing provision, there shall be recoverable from Tenant: (a) cost of restoring the Premises to good condition, normal wear and tear excepted, (b) all accrued, unpaid sums, plus interest at the maximum rate then permitted by law and late charges, if in arrears, under the terms of this Lease up to the date of termination, (c) Landlord's cost of recovering possession of the Premises, and
(d) rent and sums accruing subsequent to the date of termination pursuant to the holdover provisions of Section 13.

     (ii) In the event that Landlord shall elect to continue this Lease in full force and effect, Tenant shall continue to be liable for all rents. Landlord shall nevertheless have all the rights of re-entry upon the Premises without becoming liable for damages, or guilty of a trespass and Landlord may relet the Premises, or any part thereof, to a substitute tenant or tenant, for a period of time equal to or lesser or greater than the remainder of the Lease term on whatever terms and conditions Landlord reasonably deems advisable. Against the rents and sums due from Tenant to Landlord during the remainder of the term, credit shall be give Tenant in the net amount of rent received from the new tenant after deduction by Landlord for: (a) the costs incurred by Landlord in reletting the Premises (including, without limitation, remodeling costs, brokerage fees, legal fees, and the like), (b) the accrued sums, plus interest and late charges if in arrears, under the terms of this Lease, (c) Landlord's cost of recovering possession of the Premises, and (d) the cost of restoring any of Tenant's property left on the Premises after re-entry. Notwithstanding any provision in this Section 14.2 (ii) to the contrary, upon the default of any substitute tenant or upon the expiration of the Lease term hereof, Landlord may, at Landlord's election, either relet to still another substitute tenant, or terminate this Lease and exercise its rights under Section 14.2(i) hereof.

     14.3  Attorneys' Fees.  In the event either party hereto defaults in the
           ---------------
performance of any of the terms, covenants, agreements or conditions contained in this Lease and the other party hereto places the enforcement of this Lease, or any part thereof, or the collection of any rent or charge due, or to become due, or the recovery or the possession of the Premises, in the hands of attorneys, or files suit upon the same, the non-prevailing party agrees to pay the reasonable attorneys' fees of the prevailing party.

     14.4  Waiver.  Failure on the part of Landlord or Tenant to complain of any
           ------
action or non-action on the part of Landlord or Tenant, no matter how long the same may continue, shall never be deemed to be a waiver by either party of any of his rights hereunder. Further, it is covenanted and agreed that no waiver at any time of any of the provisions hereof by either party shall be construed as a waiver of any of the other provisions hereof and that a waiver at any time of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions.

                                  SECTION 15
                                 SUBORDINATION

     15.1  Subordination.  This Lease shall be subject and subordinate to any
           -------------
mortgages or deeds of trust that may have been placed or may be hereafter placed upon the Premises by Landlord and to any advances to be made thereunder, and to any interest thereon, and all renewals, replacements and extensions thereof, provided no such mortgage or deed of trust shall impair or disturb Tenant's right to quiet enjoyment of the Premises under this Lease so long as Tenant is not in default. Any mortgages or trustee may elect by written notification to give the rights and interests of Tenant under this Lease priority over the lien of its mortgage or deed of trust. In the event of foreclosure or trustee's sale thereunder, the purchaser of Landlord's interest shall become Landlord hereunder subject to all the terms, provisions and obligations created hereby. Tenant shall, in the event any proceedings are brought for foreclosure of the Premises, or the power of sale under any mortgage made by Landlord covering the Premises is exercised, attorn to the purchaser (at the option of said purchaser, and not otherwise) upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

     15.2  Necessary Instruments.  Although Section 15.1 hereof is
           ---------------------
self-executing, Tenant shall execute and deliver instruments that may be reasonably required by Landlord's mortgagees for the purpose of evidencing the subordination of this Lease within ten (10) days of written notice by Landlord or such mortgagee or its trustee, the language thereof to be agreed upon by the parties hereto.

                                  SECTION 16
                               SALE BY LANDLORD

     Landlord shall have the right to sell, transfer, or assign its interest hereunder or any part thereof without the prior consent of Tenant. However, Landlord shall give Tenant thirty (30) days written notice of the proposed transfer and the transferee and assignee must assume all of the obligations of Landlord hereunder in writing. After such sale, transfer or assignment, Tenant shall attorn to such purchaser, transferee or assignee, and Landlord shall be released of all obligation hereunder after the effective date of such sale, transfer, or assignment, but only if the requirements created hereby have been met by Landlord.

                                  SECTION 17
                             ESTOPPEL CERTIFICATES

     Each party agrees within ten (10) days following request by the other party
(i) to execute and deliver to requesting party reasonably required documents (including an estoppel certificate) (a) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (b) acknowledging that there are not, to such party's knowledge, any uncured defaults hereunder, or so specifying such defaults, if any, (as are claimed), evidencing the status of the Lease.

                                  SECTION 18
                                  DESTRUCTION

     18.1  Landlord's Obligations.  (i) In the event the Premises shall be
           ----------------------
damaged by fire, act of God, or other casualty, but shall not be rendered untenantable in whole or in part, regardless of the time remaining in the term of this Lease, Landlord shall, at its own expense, cause such damage to be repaired, and the rent shall not be abated. (ii) If the Premises shall be rendered partially untenantable, unless the damage occurs within the last one
(1) year of the term of this Lease, Landlord shall, at its own expense, cause the damage to be repaired, and the Base Monthly Rent and Additional Rent shall be abated proportionately as to the portion of the Premises rendered untenantable. If, however, the damage occurs within the last one (1) year of the term of this Lease, Landlord may, at its option, cause such damage to be repaired or either party may terminate this Lease by giving the other party written notice of termination within thirty (30) days from the date of such occurrence, and in the event of such termination, rent shall be adjusted as of the date of such occurrence. (iii) If the Premises shall be rendered wholly untenantable by reason of such occurrence, regardless of the time remaining in the term of this Lease, Landlord may at it own cost and expense cause such damage to be repaired, and the Base Monthly Rent and the Additional Rent shall abate until the Premises have been restored and rendered tenantable, or either party may elect to terminate this Lease by giving the other party written notice of termination within thirty (30) days from the date of said occurrence, and in the event of such termination, rent shall be adjusted as of the date of such occurrence. (iv) If the Building shall be damaged to such an extent that Landlord shall determine that the repairs shall not be made or that demolition of the Building is appropriate, then notwithstanding anything to the contrary contained above, and whether or not the Premises have been damaged, Landlord or Tenant may terminate this Lease by giving the other party written notice of termination, in which event rent shall be adjusted as of the date of termination. (v) If Landlord has not initiated repair or restoration within thirty (30) days of the event of the casualty, Tenant shall have the right to terminate this Lease by written notice to Landlord at any time within thirty (30) days after said thirty (30) days.

     18.2  Scope of Landlord's Obligations.  In the event Landlord elects or
           -------------------------------
shall be obligated to repair or to restore any damage or destruction aforesaid, the scope of the work shall be limited to the original basic Building and Standard Leasehold Improvements, and time of completion shall be subject to the provisions of Section 20, ("Force Majeure"). If Landlord notifies Tenant within thirty (30) days after the casualty that the insurance proceeds are inadequate to restore the Building and the standard leasehold improvements as aforesaid, Tenant shall have right to terminate this Lease by giving written notice to Landlord within thirty (30) days after Landlord's notice to Tenant.

                                  SECTION 19
                                EMINENT DOMAIN

     19.1  Total Taking.  In the event of a taking of the Premises or damage
           ------------
related to the exercise of the power of eminent domain by any agency, authority, public utility, person, or corporation or entity empowered to condemn property ("Taking") of the entire Premises or so much thereof as to prevent substantially impair their use by Tenant during the Lease term (i) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the date upon which title to the Premises, or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor ("Date of Taking"), (ii) Landlord shall refund to Tenant any prepaid rent, (iii) Tenant shall pay to Landlord any rent or charges due Landlord under the Lease, each prorated as of the Date of Taking (iv) Tenant shall receive from the Award those portions of the Award attributable to relocation of Tenant, improvements to the Premises made and paid for by Tenant and trade fixtures, equipment, and furniture of Tenant, and (v) the remainder of the Award shall be paid to and be the Property of Landlord.

     19.2  Partial Taking.  In the event of a Taking of less than 58,000 square
           --------------
feet, a "Partial Taking" of the Premises, which does not constitute a "Total Taking" during the Lease term (i) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking, (ii) from and after the Date of Taking the Total Monthly Rent shall be the product obtained by multiplying (a) the Total Monthly Rent by (b) the quotient obtained by the total square feet of the Premises after the Taking by the total square feet of the Premises prior to the Taking, (iii) Tenant shall receive from the Award those portions of the Award attributable to improvements to the Premises made and paid for by Tenant and trade fixtures, equipment, and furniture of Tenant, and (iv) the remainder of the Award shall be paid to and be the property of Landlord. Landlord, form his portion of the Award, shall restore the remainder of the Premises, as nearly as possible, to one architectural unit, and (v) if Landlord has not initiated repair or restoration within ninety (90) days of the Partial Taking, Tenant shall have the right to terminate this Lease by written notice to Landlord within thirty (30) days after said ninety (90) days. In the event of a taking of greater than 58,000 square feet, Tenant will have the option to treat same as a Total Taking as set forth in Section 19.1

                                  SECTION 20
                                 FORCE MAJEURE

     In the event Landlord shall be delayed, hindered or prevented from the performance of any act required hereunder by reason of acts of God, strikes, lockouts, labor disputes, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, environmental issues (including but not limited to wetlands and endangered species), or other governmental laws or regulations, riots, insurrection, war or other cause not within the reasonable control of Landlord, then the performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. In the event Landlord is delayed or prevented from accessing the Property due to adverse weather at any time prior to completion of construction of the walls, roof and slab and such weather creates an inability for Landlord to safely perform the work, the time for performance shall be excused for the period of the delay and the period for the performance shall be extended for a like period. Delays incurred because of adverse weather apply only until walls, roof and slab are complete.

                                  SECTION 21
                                    PARKING

     Tenant shall have the use of the parking spaces and loading dock areas located on the Premises and designated on Exhibit "B". Tenant agrees that it will employ its best efforts to prevent the use by Tenant's employees and visitors of parking spaces allocated to other tenants. Landlord represents that it now has access and will retain access to the Building and Premises for the use and benefit of Tenant, its employees, agents, licensees and invitees.

                                  SECTION 22
                           INTERPRETATIVE PROVISIONS

     22.1  Notice. Any notice, request, approval, consent or other communication
           ------
required or contemplated by this Lease must be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States Postal Service, post-paid and certified, or other priority overnight delivery service and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to such party (or, in the case of a corporate party, to an officer of such party), or by prepaid telegram, or facsimile transmission when appropriate, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective from and after three (3) days (exclusive of Saturdays, Sundays and postal holidays) after such deposit. Notice given in any other manner shall be effective only if and when delivered to the party to be notified to such party or at such party's address for purposes of notice as set forth herein. For purposes of notice the addresses of the parties shall, until changed as herein provided, be as follows:

     For Landlord:

     Stationers Antelope Joint Venture, A California
     General Partnership
     Attention: John Banchero
     555 University Avenue, Suite 104
     Sacramento, CA     95825

     With a copy to:

     Adon V. Panattoni
     8401 Jackson Road
     Sacramento, CA 95826

     For Tenant:

     United Stationers Supply Co.
     5440 Stationers Way
     Sacramento, CA  95842

     With a copy to:

     United Stationers Supply Co.
     2200 East Golf Road
     Des Plains, IL 60016-1267
     Attention: President

     However, the parties hereto shall have the right from time to time to change their respective addresses by giving at least fifteen (15) days written notice to the other party.

     22.2  Captions.  The title captions appearing in this Lease are inserted
           --------
and included solely for convenience and shall never be considered or given any effect in construing this Lease, or any provision or provisions hereof, or in connection with the duties, obligations or liabilities of the respective parties hereto or in ascertaining intent, if any question of intent exists.

     22.3  Entire Contract: Amendment.  It is expressly agreed by Tenant, as a
           --------------------------
material consideration for the execution of this Lease, that this Lease, including written extrinsic documents expressly identified herein is the entire agreement of the parties, and that there are, and have been, no verbal representations, understandings, stipulations, agreements or promises pertaining to this Lease or the expressly mentioned written extrinsic documents not incorporated in writing in this Lease. It is likewise agreed that this Lease may not be altered, amended or extended except by an instrument in writing signed by both Landlord and Tenant.

     22.4  Severability.  If any term or provision of this Lease, or the
           ------------
application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term of provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     22.5  Successors and Assigns.   Subject to the provisions of Sections 11
           ----------------------
and 16 of this Lease, all covenants and obligations as contained within this Lease shall bind and extend and insure to the benefit of Landlord, its successors and assigns, and shall be binding upon Tenant, its successors and assigns.

     22.6  Personal Pronouns.  All personal pronouns used in this Lease shall
           -----------------
include the other genders, whether used in the masculine, feminine or neutral gender, and the singular shall include the plural (and vice versa) whenever and as often as may be appropriate.

     22.7  Short Form Lease.  Tenant agrees not to record this Lease, but each
           ----------------
party hereto agrees, on request of the other, to execute a Short Form Lease in form recordable and complying with applicable California laws. In no event shall such document set forth the rent or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease.

     22.8  Legal Interpretation.  This Lease and the rights and obligations of
           --------------------
the parties hereto shall be interpreted, construed and enforced in accordance with the laws of the State of California.

     22.9  Acceptance of Payments Under Protest.  The acceptance by Landlord of
           ------------------------------------
payments by Tenant under protest shall not be deemed an acknowledgement by Landlord, or a validation of, any contention or reservation of rights by Tenant.

     22.10  Execution of Lease.  This Lease may be executed in counterparts,
            ------------------
and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. The delivery of this Lease by Landlord to Tenant shall not be deemed to be an offer and shall not be binding upon either party until executed and delivered by both parties.

     22.11  Relative Position of the Parties.  It is agreed and understood by
            --------------------------------
Landlord and Tenant that each is knowledgeable and sophisticated in matters of business and real estate, including the matters set out in each section of this Lease. It is also agreed that this Lease and each section thereof shall not be interpreted against the drafting party but shall be interpreted equally for and against each party hereto.

                                  SECTION 23
             AMENDMENT FOR COMMENCEMENT DATE AND BASE MONTHLY RENT

     Landlord and Tenant shall mutually execute a written amendment hereto setting forth the exact Commencement Date of this Lease and any changes in the Base Monthly Rent set forth in Section 4.1 above, necessitated by any change in square footage for the 72,000 square feet referred to therein.

                                  SECTION 24
                                RENEWAL OPTION

     Tenant shall have the right and option to renew this Lease for one (1) additional five (5) year term by delivering written notice of the exercise thereof to Landlord at least sixty (60) days prior to the expiration of the primary lease term, provided that at the time of the commencement of any such extended lease term Tenant is not in default hereunder. Upon the delivery of said notice and subject to the conditions set forth in the preceding sentence, and upon the execution by Landlord and Tenant of an extension agreement containing such terms and provisions which are consistent with the provisions of this paragraph, this Lease shall be extended upon the same terms, covenants and conditions as provided in this Lease except as follows:

     (i) The Base Monthly Rent shall be established between Landlord and Tenant at the market rate in effect at that time. If both parties are unable to agree to a market rate and both parties consent to be bound, then the method described in the following subparagraph may be used to determine the market rate.

     (ii) In the event this Lease provides for the payment of rent at "the prevailing rent rate" or at "the market rate" (the "Market Rate") during any extension or renewal thereof, and Landlord and Tenant are unable to agree upon the Market Rate, Landlord and Tenant shall each promptly appoint a real estate appraiser which is a member of the American Institute of Real Estate Appraisers (or its equivalent) to assist in the determination of the Market Rate, and the two appraisers shall appoint a third appraiser who is also a member of the American Institute of Real Estate Appraisers (or its equivalent). The determination of the Market Rate by the agreement of any two of such three appraisers shall be accepted by and binding upon Landlord and Tenant as the Market Rate, which rate shall thereafter be payable until further adjustment as provided hereunder. Landlord and Tenant will use all reasonable diligence to cause their appointed appraisers to perform in good faith and in a timely manner in order to make the determination of the Market Rate on or before the date on which the Market Rate is to become effective. In the event such appraisers shall not make such determination prior to the date on which the Market Rate is to become effective, this Lease shall nevertheless continue in full force and effect until such determination is made, and the rent for such period shall be payable at the rate otherwise payable hereunder. Upon the determination by such appraisers of the Market Rate, the payment of the Market Rate shall commence on the first (1st) day of the month following the date of such determinations, and in addition to such monthly installment of rent, Tenant shall pay to Landlord the increase in the rent payable hereunder, if any, applicable to the period of time from the date on which the Market Rate was scheduled to become effective to the payment of the first installment at the Market Rate. Landlord and Tenant shall each bear the costs and fees of their respective appraisers and shall share equally the cost of the third appraiser.

                                  SECTION 25
                               AGENTS OR BROKERS

     The parties hereto agree and acknowledge that neither has dealt with, nor negotiated with, any real estate agent or broker with reference to the agreements contained owed by reason hereby indemnify and hold each other harmless from any and all claims made against either by reason of contact with any agent or broker by the other party.

                                  SECTION 26
                            RIGHT OF FIRST REFUSAL

     In the event the Property currently described as Parcel B of "C", upon which a structure has not been built and is not contemplated by this Lease, becomes available to lease for warehouse and/or office facilities, Landlord shall offer the space first to Tenant at a rate no greater than that which Tenant is then paying under this Lease, and Tenant shall have twenty (20) days to accept or reject all of such additional space subject to lease and shall notify Landlord thereof in writing within such twenty (20) day period. Failure of Tenant to notify Landlord within such twenty (20) day period shall be deemed a waiver of Tenant's first right of refusal hereunder.

                                  SECTION 27
            INDIVIDUAL PARTNERS RIGHT TO TAKE TITLE TO THE PROPERTY

     At any time during the term of this Lease, or any extension thereof, and at the option of Landlord, the ownership of the Property may be transferred into the names of the individual partners which now comprise Stationers Antelope Joint Venture, a California General Partnership. Tenant consents to the transfer of title, as tenants in common, to Carl D. Panattoni, John Banchero, AVP Trust, Adon V. Panattoni, individually and as Trustee. In the event of any such transfer of title, the individual entities and persons herein named shall take assignment in their individual capacities of the Lease from the Partnership, and thereafter shall be collectively known as the Landlord.


EXECUTED IN MULTIPLE ORIGINAL COUNTERPARTS, which constitute but one and the same instrument, as of the day and year first above written.


LANDLORD

STATIONERS ANTELOPE JOINT VENTURE,
A CALIFORNIA GENERAL PARTNERSHIP,

By: /s/ Carl Panattoni
   ----------------------------------
        CARL PANATTONI,
        Managing General Partner

AVP TRUST, ADON V. PANATTONI AND
YOLANDA M. PANATTONI

By:/s/ Adon V. Panattoni
   ----------------------------------
       ADON V. PANATTONI, individually and
       as co-trustee

By: /s/ Yolanda M. Panattoni
   ----------------------------------
        YOLANDA M. PANATTONI, individually and
        as co-trustee

UNITED STATIONERS SUPPLY CO.,
an Illinois Corporation

ATTEST:

By:  /s/ Otis H. Halleen                    By:  [SIGNATURE NOT LEGIBLE]
   ---------------------------                 --------------------------
       (Name)                                         (Name)

   VP, Secretary                                   Sr. V.P
   ---------------------------                 --------------------------
       (Title)                                        (Title)

                                   RIDER ONE
                                   ---------

                        AMENDMENT TO LEASE AGREEMENT OF
                        -------------------------------
                      MARCH 6, 1990 AND JANUARY 12, 1993
                      ----------------------------------


     This Rider One is an amendment to that certain Lease Agreement dated March 6, 1990, by and between United Stationers Supply Co., an Illinois Corporation, successor in interest to Stationers Distributing Company, Inc., a Delaware Corporation ("Tenant") and Stationers Antelope Joint Venture, a California General Partnership ("Landlord") and to that certain Lease Agreement dated January 12, 1993, by and between United Stationers Supply Co., an Illinois Corporation ("Tenant") and Stationers Antelope Joint Venture, a California General Partnership, AVP Trust, Adon V. Panattoni and Yolanda M. Panattoni ("Landlord") (collectively "Leases"):

                                   RECITALS
                                   --------

     WHEREAS, the Leases, in Section 3.1 of the March 6, 1990 Lease and Section 4.1(a) of the January 12, 1993 Lease, provide that the Base Monthly Rent shall be adjusted at the end of each thirty (30) month period by adding to the Base Rent an amount equal to ninety-five percent (95%) of the increases over the prior thirty (30) month period in an average of the Consumer Price Index ("CPI"); and

     WHEREAS, May 19, 1993, is a thirty (30) month anniversary date for adjustment of the Base Monthly Rent by CPI; and

     WHEREAS, the CPI has increased over the prior thirty (30) month period a total of 8.3025%; and

     WHEREAS, ninety-five percent (95%) of 8.3025% equals 7.88737% (percent of Base Monthly Rent increase); and

     WHEREAS, 7.88737% of $65,329.44 equals $5,152.77 Base Monthly Rent increase;

     NOW THEREFORE, Landlord and Tenant agree as follows:

     The Leases shall be amended by adding the following sentence to Sections
3.1 and 4.1(a) respectively:

              "On May 19, 1993, the Base Monthly Rent
              shall be increased from Sixty-Five
              Thousand Three Hundred Twenty-Nine
              Dollars and Forty-Four Cents
              ($65,329.44) to Seventy Thousand Four
              Hundred Eighty-Two Dollars and Twenty-
              One Cents. ($70,482.21)."

     All other terms, covenants and conditions of the Leases, not in conflict with this Rider One, shall remain in full force and effect.

UNITED STATIONERS SUPPLY CO.,
AN ILLINOIS CORPORATION

DATED:    June 18, 1993
       -----------------------------

BY    /s/ Otis H. Halleen
   ---------------------------------

TITLE:  Vice President, Secretary and
       ------------------------------
         General Counsel

BY:_________________________________

TITLE: _____________________________

STATIONERS ANTELOPE JOINT VENTURE,
A CALIFORNIA GENERAL PARTNERSHIP

DATED:    6-21-93
       -----------------------------

BY    [SIGNATURE NOT LEGIBLE]
    --------------------------------

TITLE:   Owner
       -----------------------------

BY:  /s/ Yolanda M. Panattoni
    --------------------------------
   YOLANDA M. PANATTONI, Successor to
   AYP Trust and Adon V. Panattoni

                                   RIDER ONE
                                   ---------

                        AMENDMENT TO LEASE AGREEMENT OF
                        -------------------------------
                      MARCH 6, 1990 AND JANUARY 12, 1993
                      ----------------------------------


     This Rider One is an amendment to that certain Lease Agreement dated March 6, 1990, by and between United Stationers Supply Co., an Illinois Corporation, successor in interest to Stationers Distributing Company, Inc., a Delaware Corporation ("Tenant") and Stationers Antelope Joint Venture, a California General Partnership ("Landlord") and to that certain Lease Agreement dated January 12, 1993, by and between United Stationers Supply Co., an Illinois Corporation ("Tenant") and Stationers Antelope Joint Venture, a California General Partnership, AVP Trust, Adon V. Panattoni and Yolanda M. Panattoni ("Landlord") (collectively "Leases"):

                                   RECITALS
                                   --------

     WHEREAS, the Leases, in Section 3.1 of the March 6, 1990 Lease and Section 4.1(a) of the January 12, 1993 Lease, provide that the Base Monthly Rent shall be adjusted at the end of each thirty (30) month period by adding to the Base Rent an amount equal to ninety-five percent (95%) of the increases over the prior thirty (30) month period in an average of the Consumer Price Index ("CPI"); and

     WHEREAS, May 19, 1993, is a thirty (30) month anniversary date for adjustment of the Base Monthly Rent by CPI; and

     WHEREAS, the CPI has increased over the prior thirty (30) month period a total of 8.3025%; and

     WHEREAS, ninety-five percent (95%) of 8.3025% equals 7.88737% (percent of Base Monthly Rent increase); and

     WHEREAS, 7.88737% of $65,329.44 equals $5,152.77 Base Monthly Rent increase;

     NOW THEREFORE, Landlord and Tenant agree as follows:

     The Leases shall be amended by adding the following sentence to Sections
3.1 and 4.1(a) respectively:

              "On May 19, 1993, the Base Monthly Rent
              shall be increased from Sixty-Five
              Thousand Three Hundred Twenty-Nine
              Dollars and Forty-Four Cents
              ($65,329.44) to Seventy Thousand Four
              Hundred Eighty-Two Dollars and Twenty-
              One Cents. ($70,482.21)."

     All other terms, covenants and conditions of the Leases, not in conflict with this Rider One, shall remain in full force and effect.

UNITED STATIONERS SUPPLY CO.,
AN ILLINOIS CORPORATION

DATED:   June 18, 1993
       -------------------------------

BY   /s/ Otis H. Halleen
   -----------------------------------

TITLE:   Vice President, Secretary and
       -------------------------------
         General Counsel

BY:___________________________________

TITLE: _______________________________

STATIONERS ANTELOPE JOINT VENTURE,
A CALIFORNIA GENERAL PARTNERSHIP

DATED:   6-21-93
       -------------------------------

BY  [SIGNATURE NOT LEGIBLE]
   -----------------------------------

TITLE:   Owner
       -------------------------------

BY:   /s/ Yolanda M. Panattoni
    ----------------------------------
   YOLANDA M. PANATTONI, Successor to
   AYP Trust and Adon V. Panattoni

PDC PROPERTIES, LTD.
- --------------------
Commercial Property Management


 October 12, 1993




 Mr. Otis Halleen
 UNITED STATIONERS SUPPLY CO.
 2200 E. Golf Road
 Des Plaines, IL 60016-1267

 Re: Rider Two to Lease dated January 12, 1993 for 5440 Stationers Way, Sacramento, CA

 Dear Mr. Halleen:

 Enclosed is a fully executed copy of Rider Two to the above referenced Lease. Please attach this copy to your original lease as it is now considered a part of the entire agreement between the parties to the lease.

 Please feel free to call me if you have any questions.


 Sincerely,
 PDC PROPERTIES, LTD.

 /s/ Lori Brett

 Lori Brett
 Property Manager

 Enc.

                                   RIDER TWO
                                   ---------

                         AMENDMENT TO LEASE AGREEMENT
                         ----------------------------

     This Rider Two is an amendment to that certain Lease Agreement dated January 12, 1993, by and between United Stationers Supply Co., an Illinois Corporation ("Tenant") and Stationers Antelope Joint Venture, a California General Partnership, AVP Trust, Adon V. Panattoni and Yolanda M. Panattoni ("Landlord") ("Lease").
                                   RECITALS
                                   --------

     WHEREAS, the Lease provides that the Prior Lease (as defined therein) shall terminate upon completion of the addition specified therein, and

     WHEREAS, Section 3.1 of the Lease provides that the Lease is to commence upon completion of the 72,000 square feet addition specified therein, and

     WHEREAS, the Lease in Section 4.1(b) of the Lease, provides that the Base Monthly Rent for the addition shall commerce upon the completion of the additional square footage (72,000 Square Feet) and

     WHEREAS, August 1, 1993 is the completion date of the additional 72,000 square feet, and

     WHEREAS, the monthly rent amount for the additional 72,000 square feet is Fifteen Thousand Four Hundred Eighty Dollars and no cents ($15,480.00),

     NOW THEREFORE, Landlord and Tenant agree that the Commencement Date of the Lease is August 1, 1993, and that the Prior Lease (as defined in the Lease) is terminated and is no longer of any force and effect.

     All other terms, covenants and conditions of the Leases, not in conflict with this Rider Two, shall remain in full force and effect.

UNITED STATIONERS SUPPLY CO.,
an Illinois corporation

Dated:      9-15-93
       ---------------------------------
By:  /s/Otis H. Halleen
    ------------------------------------
        Otis H. Halleen

Title: Vice President, Secretary and General Counsel
       ---------------------------------------------

STATIONERS ANTELOPE JOINT VENTURE,
a California General Partnership

Dated:      10-5-93
       ---------------------------------
By: [SIGNATURE NOT LEGIBLE]
    ------------------------------------

Title: /s/ Yolanda M. Panattoni
       ---------------------------------
By: Partner
    ------------------------------------
      YOLANDA M. PANATTONI, Successor to
      AVP Trust and Adon V. Panattoni

                                GUARANTY


     UNITED STATIONERS INC., a Delaware corporation ("Guarantor"), hereby unconditionally and irrevocably guarantees the payment and performance by United Stationers Supply Co., an Illinois corporation and a wholly-owned subsidiary of Guarantor ("Lessee"), of all obligations of Lessee as Lessee as Lessee under the Lease dated January 12, 1993, ("Lease"), between Stationers Antelope Joint Venture, a California General Partnership, AVP Trust, Adon V. Panattoni and Yolanda M. Panattoni (collectively "Lessor") and Lessee.

     The obligations of Guarantor shall not be affected by the failure of Guarantor to receive notice of acceptance of this Guaranty and all other notices in connection herewith or in connection with the liabilities, obligations and duties guaranteed hereby, including notices of default by Lessee under the Lease, or the failure of Lessor to exercise diligence, presentment, and suit against Lessee in the enforcement of any liability, obligation or duty guaranteed hereby.

     Guarantor further agrees that Lessor shall not be first required to enforce against Lessee or any other person any liability, obligation or duty guaranteed hereby before seeking enforcement against the Guarantor. Suit may be brought and maintained against the Guarantor by Lessor to enforce any liability, obligation or duty guaranteed hereby without joinder of Lessee or any other person.

     The liability of the Guarantor hereunder shall in no way be affected by (a) the release or discharge of Lessee in any creditors, receivership, bankruptcy, or other proceedings; (b) the impairment, limitation or modification of the liability of Lessee or the estate of Lessee in bankruptcy or of any remedy for the enforcement of Lessee's liability under the Lease, resulting from the operation of any present or future provisions of the United States Bankruptcy Code or other statute or form the decision in any court; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the assignment or transfer of the Lease by Lessee; or (e) any disability or other defense of Lessee.

     This Guaranty shall be binding upon the Guarantor and its successors and assigns, and shall inure to the benefit of Lessor and its successors and assigns.


May      28       , 1993
- ------------------



                                        UNITED STATIONERS INC.,
                                        a Delaware corporation

                                        By    /s/ Otis H. Halleen
                                           --------------------------------
                                              Vice President, Secretary and
                                              General Council